Exhibit 99.1

Lenders Presentation November 15, 2011

1 Forward Looking Statements Statements in this presentation that are not statements of historical or current fact constitute “forward-looking statements.” The forward-looking statements contained in this presentation include, without limitation, statements related to our expectations regarding EBITDA, net sales, capital expenditures, price increases and costs, including manufacturing, commodity, packaging, currency, transportation and energy costs; and the planned acquisition of Culver Specialty Brands, and the timing and financing thereof, and the expected impact of the acquisition, including without limitation, the expected impact on B&G Foods’ net sales, EBITDA, margins, cash taxes and the level of excess cash flow available for dividend payments and deleveraging. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of B&G Foods to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties readers are urged to consider statements labeled with the terms “believes,” “belief,” “expects,” “intends,” “anticipates,” “projects” or “plans” to be uncertain and forward-looking. The forward-looking statements contained in this presentation are also subject generally to other risks and uncertainties that are described from time to time in B&G Foods’ filings with the Securities and Exchange Commission, including under Item 1A, “Risk Factors” in our Annual Report on Form 10-K for fiscal 2010 filed on March 1, 2011. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2 About Non-GAAP Financial Measures Certain disclosures in this presentation include “non-GAAP (Generally Accepted Accounting Principles) financial measures.” “EBITDA” (which we define as net income before net interest expense, income taxes, depreciation and amortization and loss on extinguishment of debt), “Adjusted EBITDA” (which we define as EBITDA, further adjusted as required by the definition of “Consolidated EBITDA” in our existing credit agreement) and “Excess Cash” (which we define as Adjusted EBITDA less cash interest expenses, cash taxes / withholding and capital expenditures plus share based compensation expense) are non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in B&G Foods’ consolidated balance sheets and related consolidated statements of operations, changes in stockholders’ equity and comprehensive income and cash flows. Non-GAAP financial measures should not be considered in isolation or as a substitute for the most directly comparable GAAP measures. The Company's non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Additional information regarding these non-GAAP financial measures, including reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures, is included in the Appendix hereto and elsewhere herein.

3 Agenda 1. Transaction Overview Credit Suisse 2. B&G Foods Update Dave Wenner President & CEO, B&G Foods 3. Culver Specialty Brands Overview Dave Wenner President & CEO, B&G Foods 4. Financial Overview Bob Cantwell EVP & CFO, B&G Foods 5. Syndication Overview Credit Suisse Appendix

Credit Suisse 1. Transaction Overview

5 . B&G Foods, Inc. (“B&G Foods” or the “Company”) manufactures, sells and distributes a wide variety of shelf-stable food brands – Includes a diverse portfolio of 20 brands, including condiments, ethnic foods, hot cereal, fruit spreads, canned meats and beans, and seasonings, many of which rank among the top two in their respective categories . On October 28, 2011, B&G Foods entered into an asset purchase agreement with Unilever to acquire Culver Specialty Brands (“CSB”) (the “Acquisition”) for $325 million or 9.0x FY2011 (FYE September) pro forma EBITDA . CSB is a portfolio of established food and household brands, led by the flagship Mrs. Dash brand – Operates largely as a standalone unit within Alberto Culver Company (now an indirect subsidiary of Unilever) and consists of two brand portfolios operating in the US and Canada: Food and Household Care . B&G Foods intends to finance the Acquisition, refinance its existing $130 million Term Loan and pay related fees and expenses with a new $500 million Senior Secured Credit Facility, consisting of: – $100 million Senior Secured Revolving Credit Facility (undrawn at close) – $100 million Senior Secured Term Loan A – $300 million Senior Secured Term Loan B . Pro forma LTM (10/1/11) senior secured leverage (senior secured debt / EBITDA) will be 2.4x with total leverage (total debt / EBITDA) of 4.6x Transaction Summary

6 Sources, Uses and Pro Forma Capitalization Sources Uses Cash on hand $76.0 Purchase Culver Specialty Brands $325.0 Revolver(1) – Refinance Existing First Lien Term Loan 130.0 Term Loan A 100.0 Transaction Expenses 21.0 Term Loan B 300.0 Total Sources $476.0 Total Uses $476.0 Cum. Mult. Cum. Mult. % of. B&G Standalone Pro Forma EBITDA Net Debt Cap. Cash $98.1 $22.1 Revolver ($100 million) – – – Existing First Lien Term Loan $130.0 – – New First Lien Term Loan A – $100.0 5.6% New First Lien Term Loan B – 300.0 2.4x 2.3x 16.7% 7.625% Senior Notes 350.0 350.0 4.6x 4.5x 19.4% Total Debt $480.0 $750.0 4.6x 4.5x 41.6% Market Value of Equity(1) 1,050.8 1,050.8 11.0x 10.9x 58.4% Total Capitalization $1,530.8 $1,800.8 11.0x 10.9x 100.0% 10/1/2011 LTM EBITDA $127.3 $163.3 10/1/11 (1) Represents $100 million facility. (1) Reflects closing stock price of $22.03 as of 11/11/11. ($ in millions) ($ in millions)

Dave Wenner President and CEO Dave Wenner President and CEO 2. B&G Foods Update

8 Highly experienced management team B&G Foods’ senior management team provides the experience and focus to execute the Company’s strategy of managing high margin, niche brands . Proven ability to manage a levered company, identify and integrate accretive acquisitions, facilitate organic growth and enhance overall margins David L. Wenner President and Chief Executive Officer 22 Years B&G Foods Experience Vanessa E. Maskal Executive Vice President, Sales & Marketing 8 years B&G Foods experience Robert C. Cantwell Executive Vice President & Chief Financial Officer 28 Years B&G Foods Experience William H. Wright Executive Vice President, Quality Assurance & R&D 13 years B&G Foods experience William F. Herbes Executive Vice President, Operations 26 years of industry experience (1) Scott E. Lerner Executive Vice President, General Counsel, Secretary & Chief Compliance Officer 14 years B&G Foods experience (2) (1) Hired in August 2009. Previously he was Senior Vice President Global Supply Chain at Cadbury Schweppes. (2) Includes 7.5 years as outside counsel to B&G Foods.

9 Superior track record of growth and profitability Net Sales EBITDA . B&G Foods has benefited from significant financial and operating improvements – Driven by focus on generating profitable sales growth, implementing cost savings initiatives and improving productivity . As a result sales and EBITDA have grown at CAGRs of 7.1% and 9.8%, respectively, since 2002 2002 – LTM (10/1/11) CAGR: 7.1% $535.7 $379.3 $372.8 $328.4 $293.7 $471.3 $411.3 $486.9 $501.0 $513.3 2002 2003 2004 2005 2006 2007 2008 2009 2010 LTM 10/1/11 ($ in millions) ($ in millions) 2002 – LTM (10/1/11) CAGR: 9.8% $127.3 $119.7 $103.0 $69.0 $61.9 $60.3 $61.9 $56.4 $94.5 $89.4 23.3% 20.6% 16.8% 19.2% 18.9% 16.2% 16.3% 20.0% 18.4% 23.8% 2002 2003 2004 2005 2006 2007 2008 2009 2010 LTM 10/1/11 Source: Company filings. Note: As reported; December fiscal year-end.

10 $39.2 $41.5 $128.5 $120.6 31.3% 31.2% 32.6% 32.5% Q3 2010 Q3 2011 YTD 10/2/2010 YTD 10/1/2011 Gross profit % margin $28.9 $31.1 $86.9 $94.5 23.1% 23.4% 24.0% 23.4% Q3 2010 Q3 2011 YTD 10/2/2010 YTD 10/1/2011 EBITDA % margin $125.1 $133.0 $371.5 $393.9 Q3 2010 Q3 2011 YTD 10/2/2010 YTD 10/1/2011 Third quarter 2011 update Net Sales Gross profit Free Cash Flow(1) . B&G Foods has had exceptional performance in its most recent quarter and YTD with 6.0% and 8.7% net sales and EBITDA growth YTD, respectively, and increased EBITDA margins ($ in millions) (1) Defined as EBITDA-Capex. EBITDA ($ in millions) ($ in millions) ($ in millions) 7.7% 8.7% 6.3% 6.0% 5.8% 6.5% 7.2% 9.6% $26.4 $28.3 $79.9 $87.6 21.1% 21.3% 22.2% 21.5% Q3 2010 Q3 2011 YTD 10/2/2010 YTD 10/1/2011 FCF % margin

11 Brand Strategy Tier I Brands (43% of 2010 Net Sales) . Higher growth potential / superior EBITDA margins . Significant new product activity . Higher investment in distribution expansion . Enhanced marketing support . 5.3% net sales growth in 2010 / 6.2% growth YTD Q3 2011 Tier III Brands (30% of 2010 Net Sales) . Limited growth potential / EBITDA margin at industry average . Very limited new product activity . Rationalized distribution and promotional activity in 2010 . Tactical marketing / sales strategy . Net sales decline of 2.2% in 2010 / 2.5% growth YTD Q3 2011 Tier II Brands (27% of 2010 Net Sales) . Modest growth potential / superior EBITDA margins . Limited new product activity . Distribution expansion primarily in non-grocery channels . Modest marketing support . 3.5% net sales growth in 2010 / 10.1% growth YTD Q3 2011

12 Driving organic growth through new product initiatives New Product Introductions . B&G Foods has demonstrated its ability to develop new products and product extensions – B&G Foods has also proven its ability to rapidly deliver these products to customers . Has identified numerous opportunities to expand its existing brands through: – Increased consumer marketing support, product line extensions and broadened geographic distribution Health & Wellness Existing licensing concepts Changing venues Continuous product innovation has been a driving factor of top-line momentum

13 +$10 million +$7.5 million -$6.6 million +$13 million +$20 million -10 -5 0 5 10 15 20 25 2008 2009 2010 2011E 2012E Commodities Packaging Currency Transportation/Energy ($ in millions) Cost Increases Return After a 2010 Pause . Input costs have increased throughout 2011 and will continue into 2012 – However, the rate of increases is expected to remain well below those experienced in 2008 and 2009 and B&G Foods believes it has adequately controlled these cost increases by contracting future commodity expenditures

14 Net Price Improvement in Place to Offset Cost $14.3 $27.2 $5.6 $9.0E $4.5E $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2008 2009 2010 2011E 2012E ($ in millions) . B&G has a history of increasing prices when necessary to offset increased input costs and maintain superior margins – The Company believes that price increases in 2011 and into 2012 should adequately cover costs increases and the Company has the flexibility to further increase pricing if needed

15 Ortega . Acquired from Nestlé in 2003 for $116 million . Integrated brand in 30 days without disruption . Streamlined process for developing and launching new products . Grew revenue from $77.5 million in 2003 to $131.6 million (LTM 10/1/2011) today . Strong national branding Cream of Wheat . Acquired from Kraft in 2007 for $200 million . Integrated brand in 30 days without disruption . Strong national brand (#2 hot cereal brand; #1 hot wheat cereal brand) . Highly accretive to margins and cash flow . Has grown revenue through new product introductions and expanded distribution . Well-positioned to capitalize on growing health and wellness trends Proven acquisition platform. B&G Foods has acquired and successfully integrated 20 shelf-stable food brands since 1996 – Acquisition expertise and ability to integrate businesses quickly (usually within 30 days) – Successful expansion of acquired brands and realization of significant cost synergies . Seeks to acquire products with leading market positions, identifiable growth opportunities and high sustainable margins . Preferred acquirer by large, global packaged foods companies for their non-core brands – Successfully completed acquisitions from Nabisco, Pillsbury, Nestlé, Cadbury and Kraft Acquisition Case Studies Stovetop Rice Instant

16 Industry leading profitability and capital efficiency LTM FCF(2) / Sales . B&G Foods has consistently outperformed its competitors in key profitability metrics . The charts below illustrate the Company’s superior EBITDA margin and strong free cash flow generation vs. its mid-cap food peers – CSB is expected to further enhance B&G Food’s profitability and capital efficiency LTM EBITDA Margin Source: Company filings. Note: Averages exclude B&G Foods. (1) Pro forma for CSB acquisition. (2) Free cash flow defined as EBITDA – Capex. 24% 26% 20% 18% 16% 15% 14% 9% 11% 13% 12% 0% 5% 10% 15% 20% 25% 30% BGS BGS SJM MKC RAH LANC DMND THS HAIN FLO LNCE Peer average = 14% Pro forma 24% 15% 15% 13% 12% 12% 11% 5% 8% 22% 11% 0% 5% 10% 15% 20% 25% BGS BGS SJM MKC RAH LANC DMND THS HAIN FLO LNCE Peer average = 11% Pro forma (1) (1)

Highly strategic CSB acquisition

B&G Foods, Inc.
Quality Foods Since 1889

- B&G Foods management believes Culver Specialty Brands represents a strong strategic fit
  - ✓ Leading positions in attractive product categories
  - ✓ Orphan set of brands within large parent
  - ✓ Complementary products and sales channels
  - ✓ Opportunity to broaden product categories (Household) and regional foot print (Canada)
  - ✓ Increased pro forma free cash flow generation

The acquisition will further increase B&G Foods' portfolio of #1 / #2 national brands [1]

#1 or #2 National 73% of PF B&G LTM Net Sales	Molasses	Pure Maple Syrup	Taco Sauce	Enchilada Sauce	Molasses	All Fruit and Sugar Free Preserves	Liquid Smoke	Hot Cereal	Specialty Pasta Sauce[2]	Salt-free seasoning	Static Elimination
#1 or #2 Regional 13% of PF B&G LTM Net Sales	Baked Beans	Pickles and Peppers	Beans	Spice / Seasoning	Maple / Flavored Syrup	Canadian Sugar-Free Sweetener					
Niche Products 8% of PF B&G LTM Net Sales	Deviled Meats	All-Natural Flavor Enhancer	Butter Alternative	No-Stick Baking Spray	Value Oriented Furniture Polish						

Note: Categories are defined by Nielsen Homescan Data.
(1) Based on retail dollar share in the corresponding market as of 6/11/2011.
(2) Specialty Pasta Sauce category includes brands where average selling price is above $3.50 / unit.



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Greg Smith Credit Suisse 1. Transaction overview Greg Smith Credit Suisse 1. Transaction overview Dave Wenner President and CEO Dave Wenner President and CEO 3. Culver Specialty Brands Overview

19 CSB Portfolio Overview Brand Positioning Products Food Household care Creator of the Butter Sprinkles Segment 2 flavors The Original No-Stick Baking Spray with Flour 2 sizes Trusted, Value-Oriented Furniture Polish Offering 1 size #1 Creator of the Static Elimination Spray Category In Aerosol Static Elimination 2 sizes . Culver Specialty Brands is a portfolio of established food and household care brands led by the flagship Mrs. Dash brand In Canadian Sugar-Free Sweetener Packets 3 formats #1 The Original “Salt-free” Seasonings Brand 14 seasonings flavors Only Salt-free Marinade in the Market 6 marinade flavors #1 in Salt-free Seasonings

20 CSB Channels and Customers CSB Sales by Channel (FY2010) B&G Foods Sales by Channel (2010) . CSB markets its products through a broad distribution network of retail and foodservice channels in the US and Canada – Key retail channels include grocery, mass merchants and club stores – Established and growing presence in dollar stores, drug and specialty accounts with select products . Brands are strategically important to many retailers due to their high awareness and strong consumer loyalty . Diverse customer base with no single customer representing greater than 22% of FY2010 gross sales . Significant customer overlap exists with B&G and CSB – B&G Foods sells its products through all major US food distribution channels – B&G Foods maintains strong, long standing, national relationships with all major customers . Breadth of sales and distribution allows company to expand distribution of acquired brands . Broad customer base with top 10 customers representing ~50% of total sales Traditional supermarket 50% Walmart / Clubs 34% Foodservice 11% Drug / other 5% Traditional supermarket 51% Military / other 8% Specialty 4% Foodservice 18% Wal-Mart / Clubs 19%

21 CSB Operations. CSB has developed an efficient, fully-outsourced production network for all Food and Household Care products . Allows CSB to focus on its core competencies of brand development and sales & marketing . Key suppliers include six, long-term co-manufacturing relationships, some extending beyond 20 years – Provides high quality, competitively priced products for the US and Canadian markets . At this time, B&G Foods expects to maintain similar relationships with the current co-ackers

Greg Smith Credit Suisse 1. Transaction overview Bob Cantwell Executive Vice President and CFO 4. Financial Overview

23 $127.3 $119.7 $103.0 $89.4 $94.5 $69.0 20.0% 18.4% 20.6% 23.3% 23.8% 16.8% $0 $50 $100 $150 2006 2007 2008 2009 2010 LTM 10/1/11 % margin $69.0 B&G Foods Historical Financial Summary Gross Profit EBITDA – Capital expenditures EBITDA Net Sales $535.7 $411.3 $471.3 $486.9 $501.0 $513.3 5.7% 2.9% 0.9% 14.6% 8.4% 2.5% $0 $100 $200 $300 $400 $500 $600 2006 2007 2008 2009 2010 LTM 10/1/11 % growth Note: Company filings as reported. (1) Includes Cream of Wheat acquisition. (2) Due to higher costs for transportation, maple syrup, packaging materials, pickles and peppers and beans and a shift in the product mix sold. $175.5 $148.0 $133.9 $148.7 $167.7 $114.3 32.8% 29.7% 27.5% 31.4% 27.8% 32.7% $0 $40 $80 $120 $160 $200 2006 2007 2008 2009 2010 LTM 10/1/11 % margin $61.7 $80.3 $78.8 $92.3 $108.7 $116.5 18.4% 21.2% 21.7% 16.2% 17.0% 15.0% $0 $50 $100 $150 2006 2007 2008 2009 2010 LTM 10/1/11 % sales (2) (2) (2) ($ in millions) ($ in millions) ($ in millions) ($ in millions) (1)

24 Summary historical and pro forma operating performance ($ in millions) Culver Specialty Brands Pro forma FYE September FYE December 2008 2009 2010 LTM (10/1/11) LTM (10/1/11) LTM (10/1/11) Net sales $486.9 $501.0 $513.3 $535.7 $88.0 $623.7 % growth 0.9% 2.9% 2.5% 5.7% – – EBITDA $89.4 $103.0 $119.7 $127.3 $36.0 $163.3 % margin 18.4% 20.6% 23.3% 23.8% 40.9% 26.2% Capital expenditures $10.6 $10.7 $11.0 $10.8 – $10.8 % of sales 2.2% 2.1% 2.1% 2.0% NM 1.7% EBITDA - Capex $78.8 $92.3 $108.7 $116.5 $36.0 $152.5 % of sales 16.2% 18.4% 21.2% 21.7% 40.9% 24.5% B&G Foods FYE December (1) (2) B&G Foods and Culver Specialty Brands historical operating performance Source: Company filings and Management guidance. (1) Based on B&G guidance of sales and pro forma EBITDA per Company press release. (2) Based on Management’s estimates of no incremental capex.

Strong excess cash flow generation

B&G Foods, Inc.
Quality Foods Since 1889

- B&G Foods has historically used its strong free cash flow to repay debt and pay dividends to shareholders
- The Acquisition is expected to be accretive to the Company's cash flow, further enhancing B&G Foods' already strong ability to generate free cash flow

LTM Free Cash Flow

	Status quo	Adj.	Pro forma
(1) Net sales	$535.7	$88.0	$623.7
(2) EBITDA	$127.3	$36.0	$163.3
% margin	*23.8%*		*26.2%*
(+) Non-cash share based comp	3.4		3.4
EBITDA before non-cash share based comp	$130.7		$166.7
(3) (-) Total capex	(10.8)	–	(10.8)
(4) (-) Cash taxes / withholding	(13.5)	2.9	(10.6)
(-) Net Cash interest	(31.6)	(14.6)	(46.2)
Excess cash before dividends	**$74.8**		**$99.1**
(-) Cash dividends paid [(1)]	(43.9)		(43.9)
Excess cash after dividends	**$30.9**		**$55.2**
Total cash	**$98.1**		**$22.1**
Total debt	**$480.0**		**$750.0**
Excess cash (after dividends) / Total debt	*6.4%*		*7.4%*
Net debt / EBITDA	**3.0x**		**4.5x**
EBITDA / cash interest expense	**4.0x**		**3.5x**

Note: LTM as of 10/1/2011.
(1) Pro forma for increased dividend announcement of $0.92 / share.

- Strong ability to generate free cash flow driven by:

1. **Net sales:** Stable and diversified revenue base
2. **EBITDA:** Margins "Best-in-Class" vs. peers (pro forma 26% vs. 14% for peers)
3. **Capex:** Modest capex requirements (pro forma 1.7% of sales vs. 3.3% for peers)
4. **Cash taxes:** History of acquisitions (including CSB) results in ~$53 million of annual amortization to shield taxes

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26 1.8x 2.2x 3.3x 4.0x 2008 2009 2010 LTM 10/1/11 5.6x 3.9x 3.2x 3.0x 2008 2009 2010 LTM 10/1/11 $89.4 $103.0 $119.7 $127.3 2008 2009 2010 LTM 10/1/11 Proven ability to deleverage. B&G Foods prudently manages its free cash flow and as a result has significantly reduced its net debt since 2008 – During economic downturn in 2008 the Company cut its dividend by 20% to maintain financial flexibility . The CSB acquisition will increase net leverage to 4.5x which is still well below peak levels in 2008 – The pro forma company will be larger with a more diversified revenue base, industry leading margins and increased capital efficiency EBITDA Net Debt / EBITDA EBITDA / Cash Interest ($ in millions) Annual Dividends Paid $31.2 $26.4 $32.3 $36.3 15.7% 23.1% 28.7% 30.7% 2008 2009 2010 LTM 10/1/11 EBITDA – Capex / Net debt

Credit Suisse 5. Syndication Overview

28 Preliminary Terms of the Offering Borrower: B&G Foods, Inc. (the “Company” or the “Borrower”, and together with all subsidiaries, the “Credit Group”) Facilities: $100 million Revolving Credit Facility (the “Revolver”) $100 million Term Loan A (the “Term Loan A”) $300 million Term Loan B (the “Term Loan B”) Tenor: Revolver: 5 years Term Loan A: 5 years Term Loan B: 7 years(1) Interest Rate Revolver: L+ 300bps(2) Term Loan A: L+300bps(2) Term Loan B: L+400bps Unused Fee on Revolver: 50 bps Upfront Fee: Revolver: 50bps; Term Loan A: 50bps LIBOR Floor: 1.25% (Term Loan B) Issue Price: 98.0 (Term Loan B) Term loan Amortization: Term Loan A: 5%, 10%, 15%, 15%, 55% Term Loan B: 1% annually Guarantors: Same as existing, including B&G Foods, Inc. and all present and future material, domestic subsidiaries of the Borrower Security A perfected first-priority pledge of all the equity interests held directly by B&G Foods or any Subsidiary Guarantor. A perfected first-priority security interests in substantially all tangible and intangible assets of B&G Foods and each Subsidiary Guarantor(3) (including but not limited to accounts receivable, inventory, equipment, general intangibles, investment property, intellectual property, cash, deposit and securities accounts, commercial tort claims, letter of credit rights, intercompany notes and proceeds of the foregoing); provided that no mortgages will be required with respect to real property Incremental term loan: $150 million subject to 3.5x Senior Secured Leverage. 50 bps MFN Excess cash flow sweep: Gross senior secured leverage >3.0x = 50%; 2.5x – 3.0x = 25%; <2.5x = 0%(4). Definition of ECF will include a deduction of dividends Restricted payments: 60% of Excess Cash Flow calculated and payable on a quarterly basis plus a builder basket TBD based on B&G's retained portion of Excess Cash Flow Affirmative Covenants: Customary for facilities of this type Negative Covenants: Customary for facilities of this type, including limitations on dividends on and redemptions and repurchases of equity interests and other restricted payments; prepayments, redemptions and purchases of debt; liens and sale-leaseback transactions; loans, advances and investments; debt, guarantees and hedging arrangements; mergers, consolidations, acquisitions and asset sales; transactions with affiliates; changes in business conducted by the Borrower and its subsidiaries; restrictions on ability of subsidiaries to incur liens, pay dividends on make distributions; amendments of certain debt and organizational documents; capital expenditures; changes in fiscal year Financial Covenants: Maximum ratio of Total Debt / EBITDA; Minimum interest coverage ratio (1) Includes springing maturity if 2018 Notes due January 2018 are not refinanced. (2) Revolver and Term Loan A will have stepdowns in pricing based on a leverage grid TBD. (3) The pledge in the case of any foreign subsidiary will be limited to 100% of the non-voting equity interests (if any) and 65% of the voting interests of such foreign subsidiary. (4) Based on gross secured debt with first sweep to occur upon completion of compliance certificate (i.e. 2013).

29 Transaction Timetable S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 November 2011 Holiday Key date S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 December 2011 Term Loan B Lender Meeting November 15th Final Commitments due November 22nd Expected closing / Funding of Transaction(1) November 30th (1) The closing of the CSB acquisition and the Credit Agreement financing and timing thereof are subject to regulatory approval and the satisfaction of customary closing conditions.

Appendix

31 Reconciliation of EBITDA Q3YTD LTM 2006 2007 2008 2009 2010 2010 2011 10/1/2011 Net income $11.6 $17.8 $9.7 $17.4 $32.4 $18.1 $38.0 $52.3 Income tax expense 6.0 10.6 6.1 11.2 16.8 10.6 19.7 25.8 Interest expense, net 43.5 50.9 58.1 49.4 40.3 31.9 24.9 33.3 Depreciation & Amortization 8.0 13.3 15.6 14.7 15.0 11.1 12.0 15.9 Loss on extinguishment of debt – 1.8 – 10.2 15.2 15.2 – – EBITDA $69.0 $94.5 $89.4 $103.0 $119.7 $86.9 $94.5 $127.3 ($ in millions) Source: Company filings. Note: For reconciliations of net income to EBITDA for fiscal years 2002 through 2005, please see B&G Foods’ Annual Report on Form 10-K for fiscal 2005 filed with the SEC on March 7, 2006. A copy of this filing may be viewed at B&G Foods’ website at www.bgfoods.com under “Investor Relations – SEC Filings.”

32 2010 2011 Fiscal Year, 2005A 2006A 2007A 2008A 2009A Q1A Q2A Q3A Q4A 2010A Q1A Q2A Q3A LTM Q3 Net sales $379.3 $411.3 $471.3 $486.9 $501.0 $125.2 $121.1 $125.1 $141.9 $513.3 $131.4 $129.5 $133.0 $535.7 % growth 1.7% 8.4% 14.6% 0.9% 2.9% 5.5% (1.4%) 1.0% 4.6% 2.5% 5.0% 6.9% 6.3% 5.7% Gross profit 103.5 114.2 148.0 133.9 148.7 42.0 39.4 39.2 47.1 167.7 44.9 42.2 41.5 175.5 % margin 27.3% 27.8% 31.4% 27.5% 29.7% 33.6% 32.5% 31.3% 33.2% 32.7% 34.1% 32.6% 31.2% 32.8% EBITDA 61.9 69.0 94.5 89.4 103.0 30.0 28.0 28.9 32.8 119.7 33.0 30.3 31.1 127.3 % margin 16.3% 16.8% 20.0% 18.4% 20.6% 24.0% 23.1% 23.1% 23.1% 23.3% 25.1% 23.4% 23.4% 23.8% D&A 3.1 8.0 13.3 15.6 14.7 3.6 3.7 3.8 3.9 15.0 4.0 4.0 4.0 15.9 % sales 0.8% 1.9% 2.8% 3.2% 2.9% 2.9% 3.1% 3.0% 2.8% 2.9% 3.0% 3.1% 3.0% 3.0% EBIT 58.8 61.0 81.2 73.9 88.3 26.4 24.3 25.1 28.9 104.7 29.1 26.3 27.1 111.4 % margin 15.5% 14.8% 17.2% 15.2% 17.6% 21.1% 20.1% 20.1% 20.4% 20.4% 22.1% 20.3% 20.4% 20.8% CFO 22.5 32.8 34.0 40.5 62.9 21.9 21.6 17.9 37.5 98.9 11.7 14.5 13.1 76.8 Capex 6.7 7.3 14.2 10.6 10.7 2.2 2.4 2.5 3.9 11.0 1.5 2.5 2.9 10.8 % sales 1.8% 1.8% 3.0% 2.2% 2.1% 1.7% 2.0% 2.0% 2.7% 2.1% 1.1% 1.9% 2.2% 2.0% B&G Foods Historical Financial Summary Source: Company filings. ($ in millions)

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